SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2003

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

16215 Alton Parkway, Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 450-8700

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events

     On May 2, 2003 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits

               99.1 Press Release dated May 2, 2003, of the Registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation

May 2, 2003	By:	/s/ BRUCE E. KIDDOO

Bruce E. Kiddoo
Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated May 2, 2003, of the Registrant